Exhibit 10(a)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated February 24, 2016, relating to the financial statements and financial highlights which appear in the December 31, 2015 Annual Report to Shareholders of BlackRock LifePath® Dynamic Retirement Fund (formerly, BlackRock LifePath® Retirement Fund), BlackRock LifePath® Dynamic 2020 Fund (formerly, BlackRock LifePath® 2020 Fund), BlackRock LifePath® Dynamic 2025 Fund (formerly, BlackRock LifePath® 2025 Fund), BlackRock LifePath® Dynamic 2030 Fund (formerly, BlackRock LifePath® 2030 Fund), BlackRock LifePath® Dynamic 2035 Fund (formerly, BlackRock LifePath® 2035 Fund), BlackRock LifePath® Dynamic 2040 Fund (formerly, BlackRock LifePath® 2040 Fund), BlackRock LifePath® Dynamic 2045 Fund (formerly, BlackRock LifePath® 2045 Fund), BlackRock LifePath® Dynamic 2050 Fund (formerly, BlackRock LifePath® 2050 Fund), BlackRock LifePath® Dynamic 2055 Fund (formerly, BlackRock LifePath® 2055 Fund), each a series of BlackRock Funds III, which are also incorporated by reference into the Registration Statement.

We also consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated February 24, 2016, relating to the financial statements which appear in the December 31, 2015 Annual Report to Interestholders of LifePath® Dynamic Retirement Master Portfolio (formerly, LifePath® Retirement Master Portfolio), LifePath® Dynamic 2020 Master Portfolio (formerly, LifePath® 2020 Master Portfolio), LifePath® Dynamic 2025 Master Portfolio (formerly, LifePath® 2025 Master Portfolio), LifePath® Dynamic 2030 Master Portfolio (formerly, LifePath® 2030 Master Portfolio), LifePath® Dynamic 2035 Master Portfolio (formerly, LifePath® 2035 Master Portfolio), LifePath® Dynamic 2040 Master Portfolio (formerly, LifePath® 2040 Master Portfolio), LifePath® Dynamic 2045 Master Portfolio (formerly, LifePath® 2045 Master Portfolio), LifePath® Dynamic 2050 Master Portfolio (formerly, LifePath® 2050 Master Portfolio), LifePath® Dynamic 2055 Master Portfolio (formerly, LifePath® 2055 Master Portfolio), each a series of Master Investment Portfolio, which are also incorporated by reference into the Registration Statement.

We also consent to the references to us under the headings “Financial Highlights”, “Independent Registered Public Accounting Firm” and “Financial Statements” in such Registration Statement.

Philadelphia, Pennsylvania

November 7, 2016